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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 6, 2001

                                   LABORATORY
                                 CORPORATION OF
                                AMERICA HOLDINGS
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               1-11353                                13-3757370
       (Commission File Number)            (IRS Employer Identification No.)

        358 South Main Street
            Burlington, NC                              27215
(Address of Principal Executive Offices)              (Zip Code)

                                  336-229-1127
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On September 6, 2001, Laboratory Corporation of America(R) Holdings (the "Company") (NYSE: LH) announced the terms of its private placement of zero coupon convertible subordinated notes due 2021 with an aggregate principal amount at maturity of $650 million. A copy of the press release is filed as
Exhibit 99.1 and incorporated in this report by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99.1  Press release of the Company dated September 6, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LABORATORY CORPORATION OF AMERICA HOLDINGS


Dated: September 6, 2001              By: /s/ Bradford T. Smith
                                         ---------------------------------------
                                         Name:  Bradford T. Smith
                                         Title: Executive Vice President,
                                                General Counsel, Secretary
                                                and Compliance Officer